UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Denbury Resources Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SUPPLEMENT TO NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND
DEFINITIVE PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 28, 2020

The following Notice of Change of Location is a supplement (the “Supplement”) to the Notice of Annual Meeting of Stockholders and definitive proxy statement of Denbury Resources Inc. (the “Company”), dated April 16, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 28, 2020. The purpose of this Supplement is to announce a change in the location of the Annual Meeting from in-person to a virtual meeting only format. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on May 4, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE DEFINITIVE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 28, 2020

To the Stockholders of Denbury Resources Inc.:

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Stockholders (the “Annual Meeting”) of Denbury Resources Inc. (the “Company”) has been changed, and the Annual Meeting will be held in a virtual meeting only format. You will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will be held on Thursday, May 28, 2020 at 8:00 A.M. Central Daylight Time (CDT). The items of business at the Annual Meeting are the same as set forth in the Notice of Annual Meeting of Stockholders previously made available to you.

As described in the proxy materials for the Annual Meeting previously distributed, only stockholders of record at the close of business on March 31, 2020 are entitled to notice of, and to vote at, the Annual Meeting. The Annual Meeting will be held at www.virtualshareholdermeeting.com/DNR2020. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/DNR2020, stockholders must enter the control number found on their proxy card, voting instruction form or notice. Once properly admitted to the Annual Meeting, stockholders of record as of the record date may vote their shares by following the instructions available on the meeting website during the meeting. Technical support will be available on the virtual Annual Meeting platform at www.virtualshareholdermeeting.com/DNR2020 beginning at 7:30 A.M. CDT on May 28, 2020 by calling 800-586-1548 (US) or 303-562-9288 (International).  The technical support offered through this service is designed to address difficulty related to the virtual meeting website, and it is recommended to contact your broker should you be unable to locate your control number.

Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting. If you have already submitted your proxy, no additional action is required.

By order of the Board of Directors,

Mark C. Allen Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary May 4, 2020

The Annual Meeting on Thursday, May 28, 2020 at 8:00 A.M. Central Daylight Time (CDT) is available at www.virtualshareholdermeeting.com/DNR2020. The proxy statement, along with our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2019, are available via the Internet at www.proxyvote.com.